UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2019

ABERDEEN STANDARD SILVER ETF TRUST

(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-34412	26-4586763
(Commission File Number)	(IRS Employer Identification No.)

c/o Aberdeen Standard Investments ETFs Sponsor LLC 712 Fifth Avenue, 49th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

(844) 383-7289
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective March 29, 2019, JPMorgan Chase Bank, N.A. (the “New Custodian”) replaced HSBC Bank plc (the “Previous Custodian”) as the custodian of the Aberdeen Standard Silver ETF Trust (the “Trust”). Accordingly, on March 29, 2019, at the direction of the Trust’s Sponsor, Aberdeen Standard Investments ETFs Sponsor LLC (the “Sponsor”), The Bank of New York Mellon, in its capacity as Trustee of the Trust (the “Trustee”), entered into an Allocated Account Agreement and Unallocated Account Agreement (collectively, the “New Custody Agreements”) with the New Custodian. Copies of the New Custody Agreements are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this report and are incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the change in custodian, the Trustee delivered to the Previous Custodian notice of termination of the Allocated Account Agreement and the Unallocated Account Agreement, each dated as of July 20, 2009 and as between the Sponsor, the Trustee, and the Previous Custodian (collectively, the “Previous Custody Agreements”). Pursuant to the terms of the Previous Custody Agreements, the notice of termination delivered by the Trustee became effective on March 30, 2019. Effective March 29, 2019, the custody of the Trust’s Silver will be pursuant to the New Custody Agreements. No cost or expense was incurred by the Trust or the holders of the Aberdeen Standard Physical Silver Shares ETF in connection with the termination of the Previous Custody Agreements or their replacement with the New Custody Agreements.

Item 9.01	Financial Statements and Exhibits

Exhibit 10.1	Allocated Account Agreement dated March 29, 2019

Exhibit 10.2	Unallocated Account Agreement dated March 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERDEEN STANDARD SILVER ETF TRUST

By: Aberdeen Standard Investments ETFs Sponsor LLC, Sponsor of the Aberdeen Standard Silver ETF Trust

Date: April 4, 2019	By:	/s/ Andrea Melia
Andrea Melia
Chief Financial Officer and Treasurer*

*	The Registrant is a trust and Ms. Melia is signing in her capacities as officer of Aberdeen Standard Investments ETFs Sponsor LLC, the Sponsor of the Registrant.